Report Name - 10F-3

Fund - Sal Bros Capital & Income Fund

                                Period : 05/01/05 through 10/31/05


                                    ID : 680
                           Issuer Name : CBOT Holdings Inc.
                            Trade Date : 10/18/05
                        Selling Dealer : CS First Boston
                Total Shares Purchased : 1,575.00
                        Purchase Price : 54.00
                    % Received by Fund : 0.049%
                        % of Issue (1) : 0.627%
        Other Participant Accounts (2) :          18,425.00
                      Issue Amount (2) :       3,190,000.00
          Total Received All Funds (2) :          20,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : CBOT Holdings Inc.
                            Trade Date : 10/18/05
                 Joint/Lead Manager(s) : Credit Suisse First Boston Corp
                                         JP Morgan Securities
                                         Citigroup
                         Co-Manager(s) : Keefe Bruyette & Woods
                                         Sandler O'Neill & Partners
                         Selling Group : Loop Capital Markets LLC
                                         Melvin Securities LLC
                                         Williams Capital Group LP

                                    ID : 588
                           Issuer Name : Dresser-Rand Group Inc.
                            Trade Date : 08/04/05
                        Selling Dealer : Morgan Stanley
                Total Shares Purchased : 1,375.00
                        Purchase Price : 21.00
                    % Received by Fund : 0.005%
                        % of Issue (1) : 0.059%
        Other Participant Accounts (2) :          14,625.00
                      Issue Amount (2) :      27,000,000.00
          Total Received All Funds (2) :          16,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Dresser-Rand Group Inc.
                            Trade Date : 08/04/05
                 Joint/Lead Manager(s) : Citigroup
                                         Morgan Stanley
                         Co-Manager(s) : Bear Stearns & Co Inc
                                         Goldman Sachs & Co
                                         Howard Weil
                                         Lehman Brothers
                                         Natexis Bleichroeder Inc
                                         Simmons & Co
                                         UBS
                         Selling Group : Blaylock & Partners
                                         Chatsworth Securities LLC
                                         CMG Institutional Trading LLC


                                    ID : 646
                           Issuer Name : Dresser-Rand Group Inc.
                            Trade Date : 08/04/05
                        Selling Dealer : UBS Warburg
                Total Shares Purchased : 675.00
                        Purchase Price : 21.00
                    % Received by Fund : 0.003%
                        % of Issue (1) : 0.059%
        Other Participant Accounts (2) :          15,325.00
                      Issue Amount (2) :      27,000,000.00
          Total Received All Funds (2) :          16,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Dresser-Rand Group Inc.
                            Trade Date : 08/04/05
                 Joint/Lead Manager(s) : Citigroup
                                         Morgan Stanley
                         Co-Manager(s) : Bear Stearns & Co Inc
                                         Goldman Sachs & Co
                                         Howard Weil
                                         Lehman Brothers
                                         Natexis Bleichroeder Inc
                                         Simmons & Co
                                         UBS
                         Selling Group : Blaylock & Partners
                                         Chatsworth Securities LLC
                                         CMG Institutional Trading LLC


                                    ID : 645
                           Issuer Name : Global Cash Access
                            Trade Date : 09/22/05
                        Selling Dealer : Goldman Sachs
                Total Shares Purchased : 4,000.00
                        Purchase Price : 14.00
                    % Received by Fund : 0.025%
                        % of Issue (1) : 0.638%
        Other Participant Accounts (2) :          98,500.00
                      Issue Amount (2) :      16,060,000.00
          Total Received All Funds (2) :         102,500.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Global Cash Access
                            Trade Date : 09/22/05
                 Joint/Lead Manager(s) : Goldman Sachs & Co
                                         JP Morgan Securities
                         Co-Manager(s) : Banc of America Securities LLC
                                         Bear Stearns & Co Inc
                                         Citigroup
                                         Deutsche Bank Securities Inc
                                         SG Cowen Securities Corp
                                         Wachovia Securities Inc
                         Selling Group : N/A


                                    ID : 677
                           Issuer Name : Global Cash Access
                            Trade Date : 09/22/05
                        Selling Dealer : SG Cowen
                Total Shares Purchased : 75.00
                        Purchase Price : 14.00
                    % Received by Fund : 0.000%
                        % of Issue (1) : 0.638%
        Other Participant Accounts (2) :         102,425.00
                      Issue Amount (2) :      16,060,000.00
          Total Received All Funds (2) :         102,500.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Global Cash Access
                            Trade Date : 09/22/05
                 Joint/Lead Manager(s) : Goldman Sachs & Co
                                         JP Morgan Securities
                         Co-Manager(s) : Banc of America Securities LLC
                                         Bear Stearns & Co Inc
                                         Citigroup
                                         Deutsche Bank Securities Inc
                                         SG Cowen Securities Corp
                                         Wachovia Securities Inc
                         Selling Group : N/A


                                    ID : 686
                           Issuer Name : Hynix Semiconductor Inc.
                                            (due 2012)
                            Trade Date : 10/27/05
                        Selling Dealer : Merrill Lynch
                Total Shares Purchased : 49,600.00
                        Purchase Price : 18.43
                    % Received by Fund : 0.076%
                        % of Issue (1) : 0.458%
        Other Participant Accounts (2) :         250,400.00
                      Issue Amount (2) :      65,519,000.00
          Total Received All Funds (2) :         300,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Hynix Semiconductor Inc
                                            (due 2012)
                            Trade Date : 06/27/05
                 Joint/Lead Manager(s) : Citigroup
                                         Deutsche Bank Securities Inc
                                         Merrill Lynch & Co
                                         UBS
                         Co-Manager(s) : None
                         Selling Group : N/A


                                    ID : 642
                           Issuer Name : Ikanos Communications
                            Trade Date : 09/21/05
                        Selling Dealer : Lehman Bros
                Total Shares Purchased : 300.00
                        Purchase Price : 12.00
                    % Received by Fund : 0.005%
                        % of Issue (1) : 0.078%
        Other Participant Accounts (2) :           4,700.00
                      Issue Amount (2) :       6,400,000.00
          Total Received All Funds (2) :           5,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Ikanos Communications
                            Trade Date : 09/21/05
                 Joint/Lead Manager(s) : Citigroup
                                         Lehman Brothers
                         Co-Manager(s) : Deutsche Bank Securities Inc
                                         Thomas Weisel Capital Partners LP
                         Selling Group : N/A


                                    ID : 633
                           Issuer Name : Psychiatric Solutions Inc.
                            Trade Date : 09/14/05
                        Selling Dealer : Merrill Lynch
                Total Shares Purchased : 2,300.00
                        Purchase Price : 50.24
                    % Received by Fund : 0.066%
                        % of Issue (1) : 0.714%
        Other Participant Accounts (2) :          22,700.00
                      Issue Amount (2) :       3,500,000.00
          Total Received All Funds (2) :          25,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Psychiatric Solutions Inc.
                            Trade Date : 09/14/05
                 Joint/Lead Manager(s) : Citigroup
                                         Merrill Lynch & Co
                         Co-Manager(s) : Avondale Partners LLC
                                         Banc of America Securities LLC
                                         JP Morgan
                                         Raymond James & Associates Inc
                         Selling Group : N/A


                                    ID : 596
                           Issuer Name : Seaspan Corp. (SSW)
                            Trade Date : 08/08/05
                        Selling Dealer : Merrill Lynch
                Total Shares Purchased : 1,250.00
                        Purchase Price : 21.00
                    % Received by Fund : 0.004%
                        % of Issue (1) : 0.035%
        Other Participant Accounts (2) :           8,750.00
                      Issue Amount (2) :      28,570,000.00
          Total Received All Funds (2) :          10,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Seaspan Corp. (SSW)
                            Trade Date : 08/08/05
                 Joint/Lead Manager(s) : Citigroup
                                         Merrill Lynch & Co
                         Co-Manager(s) : Dahlman Rose Weiss LLC
                                         DnB NOR Markets
                                         Fortis Securities
                                         Legg Mason Wood Walker
                                         Lehman Brothers
                                         UBS
                                         Wachovia Securities Inc
                         Selling Group : N/A


                                    ID : 556
                           Issuer Name : SunGard Data Systems Inc.
 					(due 08/15/13)
                            Trade Date : 07/27/05
                        Selling Dealer : Deutsche Bank
                Total Shares Purchased : 200,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.013%
                        % of Issue (1) : 1.028%
        Other Participant Accounts (2) :      16,250,000.00
                      Issue Amount (2) :   1,600,000,000.00
          Total Received All Funds (2) :      16,450,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : SunGard Data Systems Inc.
                                            (due 8/15/13)
                            Trade Date : 07/27/05
                 Joint/Lead Manager(s) : Citigroup
                                         Deutsche Bank Securities Inc
                                         Goldman Sachs & Co
                                         JP Morgan Securities
                                         Morgan Stanley
                                         Banc of America Securities LLC
                         Co-Manager(s) : RBC Capital Markets
                                         BNY Capital Markets, Inc.
                         Selling Group : N/A